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                                                                   EXHIBIT 10.27


Visteon Holdings GmbH                                                     Page 1
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TRANSLATION OF THE GERMAN DOCUMENT, WHICH IS THE LEGALLY BINDING VERSION

Between Visteon Holdings GmbH, Koln
(hereinafter referred to as "Company")

and Mr Dr Heinz Pfannschmidt
(hereinafter referred to as "Employee")

the following is agreed:

                                  PENSION PLAN


                         1. PURPOSE OF THE PENSION PLAN

1.1 With this Pension Plan the Company has the objective in mind of providing to the Employee and his dependents additional financial security after retirement and in the event of death.

1.2 The benefits provided by this Pension Plan are paid in addition to the benefits provided by Social Security.

1.3 The costs of this Pension Plan are borne by the Company. The Employee does not have to make own contributions.


                              2. TYPES OF BENEFITS

2.1    The Company grants the following benefits:

           (a)   normal retirement pension

           (b)   early retirement pension

           (c)   disability pension

           (d)   widow's pension

           (e)   orphans' pension

2.2 The Employee and his eligible dependents have a legal right to these pension benefits, in accordance with the provisions of this Pension Plan.




                          3. NORMAL RETIREMENT PENSION


3.1 Normal retirement pension shall be paid for lifetime to the Employee if his service with the Company terminates upon or after attaining the Normal Retirement Date.


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Visteon Holdings GmbH                                                     Page 2
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3.2    The amount of normal retirement pension depends on the Pensionable
       Service Time and the Final Pensionable Earnings.

3.3    The monthly normal retirement pension equals

       0,5% of Final Pensionable Earnings up to the Applicable Social Security Contribution Ceiling, multiplied by the Pensionable Service Time plus

       1,5% of Final Pensionable Earnings in excess of the Applicable Social Security Contribution Ceiling, multiplied by the Pensionable Service Time.


                           4. EARLY RETIREMENT PENSION

4.1 Early retirement pension shall be paid upon request to the Employee if his service with the Company terminates after age 55.

       Early retirement pension is also paid upon request to the Employee if the employment is terminated due to drawing early retirement pension under Social Security prior to completing age 65.

4.2 If the employee meets the requirements of Section 4.1 he may select any month prior to attaining the Normal Retirement Date for the commencement of pension payments. The early retirement pension will be calculated according to the provisions of Section 3.3 on the basis of accrued Pensionable Service Time and Final Pensionable Earnings determined as of the date of termination of employment. The early retirement pension will be reduced by 0,4 % for each full month by which the chosen pension commencement date precedes the attainment of age 62.


                             5. DISABILITY PENSION

5.1 Disability pension shall be paid to the Employee if his service with the Company terminates for reasons of total disability as defined by Social Security.

5.2 Disability has to be proved by the relevant statement of the Social Security Office. Disability can also be proved by the medical report of a physician chosen by the Company at its expense.

5.3 The disability pension will be paid for the duration of disability. If disability continues until Normal Retirement Date the disability pension shall be paid for life.

5.4 The Employee has to inform the Company about any changes in disability. The Company may at any time demand a physical examination by a physician chosen by the Company at its expense.


5.5    The disability pension will be calculated according to the provisions of
       Section 3.3 on the basis of Pensionable Service Time which the Employee would have reached if his service


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Visteon Holdings GmbH                                                     Page 3
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       with the Company had continued until Normal Retirement Date and on the basis of Final Pensionable Earnings determined as of date of termination of employment.


                               6. WIDOW'S PENSION

6.1 A widow's pension shall become payable to the widow of the deceased Employee or Pensioner.

6.2 No widow's pension will be paid if the marriage had taken place after termination of employment or after the Employee had attained age 60.

6.3    The amount of the widow's pension is determined as follows:

           (a) if the deceased former Employee received a normal retirement pension from the Company in accordance with Section 3.1, or an early retirement pension in accordance with Section 4.1 or a disability pension in accordance with Section 5:

                 60% of the pension finally paid to the deceased.

           (b) if the deceased Employee was entitled to an early retirement pension and died before the beginning of the pension payments:

                 60% of the early retirement pension, which would have to be paid if the pension would have started at the date of death.

           (c)   if the deceased Employee died while still in service with the
                 Company:

                 60% of the entitlement to a normal retirement pension in accordance with Section 3.3 on the basis of Pensionable Service Time which the Employee would have reached if his service with the Company had continued until the Normal Retirement Date and on the basis of Final Pensionable Earnings determined as of date of death.

6.4    The widow's pension will be discontinued upon remarriage.


                               7. ORPHANS' PENSION

7.1 Semi-orphans' pensions shall be paid to the Children of the deceased Employee or Pensioner.

7.2 Full orphans' pensions shall be paid to the Children of the deceased Employee or Pensioner if both parents died.

7.3 The semi-orphans' pension for each Child amounts to 10%, the full orphans' pension for each Child amounts to 20% of the basis on which the widow's pension in accordance with Section 6.3 is determined.

7.4 The orphans' pension will be paid until the child attains age 18. The payment will be continued beyond age 18 as long as the Child is unable to take care of himself/herself because

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Visteon Holdings GmbH                                                     Page 4
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       of physical, mental or psychic handicap; the same applies, as long as the child is in full-time education and has not attained age 23

7.5 The orphans' pension will also be discontinued upon the Child's marriage unless the Child has no claim for maintenance against the spouse or the spouse cannot afford the maintenance.

7.6 Widow's and orphans' pensions or several orphans' pensions together may not exceed 100% of the pension basis on which they are calculated; otherwise the pensions are reduced proportionally by the exceeding amount.


                                   8. VESTING

8.1 If the Employee's service with the Company terminates for reasons other than normal retirement, early retirement, death, or disability he shall have a vested right to the benefits which are provided by this Pension Plan, in accordance with the provisions of this Section 8.

8.2 The benefits which are vested in accordance with Section 8.1 will be payable if the former Employee attains the Normal Retirement Date, if he draws early retirement, if he becomes disabled, or dies.

8.3 The vested benefit payable in one of the aforementioned events equals a fraction of the benefit which would have been payable from this Pension Plan if the Employee had not left the service of the Company. The numerator of that fraction is the former Employee's actual Credited Service Time and the denominator is the Credited Service Time which he would have attained if his employment with the Company had continued until Normal Retirement Date.

       The vested benefit is determined on the basis of Final Pensionable Earnings at the date of termination of Employment.

8.4 Upon termination of Employment the leaving Employee will be given a written statement by the Company informing him whether he meets the vesting requirements and what his vested normal retirement pension amounts to.


                             9. PAYMENT OF PENSIONS

9.1 The Company will pay the pensions monthly at the usual date of salary payments.

9.2 The first payment will be made in the month, which follows the month in which the prerequisites for pension payments are met. Pension payments, however, will be suspended as long as salary payments are continued. The last payment will be made in the month during which the pension obligation ceases to exist.

9.3 Upon the Company's or the Employee's request a part or the full pension benefits may be converted into a single lump sum, if legally allowed and provided both parties agree.

9.4 The lump sum benefit equals the actuarial present value of the pension as of conversion



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Visteon Holdings GmbH                                                     Page 5
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       date, based on the actuarial principles used to calculate the pension book reserves for the Company's tax balance sheet at conversion date. The applicable interest rate, however, is the interest rate used for the calculation of the German Book Reserve as of termination date.


                             10. TRANSFER ASSIGNMENT

The claim to benefits from this Pension Plan can neither be transferred nor assigned by the beneficiary. Any attempt to transfer or assign any rights shall not be recognized by the Company.


                                 11. REINSURANCE

11.1 The Company has the right to reinsure the benefits connected with the Pension Plan through an appropriate insurance contract. The Company will be entitled to all benefits of such a contract.

11.2 The employee is obliged to provide the insurance company with all information necessary and to undergo a medical examination, if required.





                             12. PENSION ADJUSTMENTS

After the pension payments have started, the Company will adjust the paid pensions annually by 1%.


                                 13. DEFINITIONS

For the purpose of this Pension Plan the following definitions shall apply:


13.1   Normal Retirement Date:          The end of the month in which the
                                        employee attains age 65.

13.2   Credited Service Time:           All uninterrupted years of service (and
                                        fractions thereof) which the Employee
                                        has spent with the Company commencing
                                        with the last date of hire and ending
                                        with the earlier of:

                                        (a)  termination of employment with the
                                             Company, or

                                        (b)  commencement of pension payments
                                             from this Pension Plan, or

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Visteon Holdings GmbH                                                     Page 6
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                                        (c)  attaining the Normal Retirement
                                             Date.

13.3   Pensionable Service Time:        Credited Service Time starting at 1
                                        November 2001.

13.4   Child:                           The legitimate, illegitimate and adopted
                                        child of the Employee or the Pensioner,
                                        provided that, if the child is adopted,
                                        the adoption has taken place before
                                        termination of employment.

13.5   Applicable Social Security
       Contribution Ceiling:            The monthly average of the Social
                                        Security Contribution Ceilings of the
                                        Pension Insurance Scheme during the
                                        period specified in Section 13.8,
                                        Paragraph 1.

13.6   Pensioner:                       The former Employee who is entitled to
                                        receive a pension in accordance with the provisions of this Pension Plan.

13.7   Pensionable Earnings:            The annual base salary excluding any
                                        special payments.

                                        Special payments includes, in
                                        particular, bonus payments, vacation
                                        pay, Christmas pay or any other
                                        remuneration paid on a regular or
                                        irregular basis and which is not part of the base pay.


13.8   Final Pensionable Earnings:      The monthly average of the Pensionable
                                        Earnings (Section 13.7) in the last 60
                                        months of Credited Service Time.

                                        If the Pensionable Earnings of the
                                        period as specified in Paragraph 1 were
                                        reduced or not paid because of illness
                                        or other reasons of reduced working
                                        ability, the Pensionable Earnings that
                                        would have been payable for full working ability are taken into account.

13.9   Widow:                           The surviving wife of the Employee or
                                        Pensioner to whom he was married at the
                                        time of death.


                        14. EFFECTIVE DATE, MISCELLANEOUS

This Pension Plan becomes effective on 1 November 2001.



Mr Wilsing                                   24 October 2001
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Visteon Holdings GmbH                                                     Page 7
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Company                                           Date



Dr. Pfannschmidt                             23 October 2001
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Employee                                          Date